Exhibit 10.5

AMENDMENT NO. 4

This AMENDMENT NO. 4 (the “Amendment”) dated as of July 31, 2012 (the “Effective Date”) is among Bonanza Creek Energy, Inc., a Delaware corporation (“Borrower”), the Guarantors (as defined in the Credit Agreement referred to below), the Lenders (as defined below), and KeyBank National Association, as Administrative Agent and as Issuing Lender (as such terms are defined below).

RECITALS

A. The Borrower is party to that certain Credit Agreement dated as of March 29, 2011 (as amended by Amendment No. 1 dated as of April 29, 2011, Amendment No. 2 & Agreement dated as of September 15, 2011, the Resignation, Consent and Appointment Agreement and Amendment Agreement dated as of April 6, 2012, and Amendment No. 3 & Agreement dated as of May 8, 2012 and as may be further amended, restated or otherwise modified from time to time, the “Credit Agreement”) among the Borrower, the lenders party thereto from time to time (the “Lenders”), and KeyBank National Association (as successor in interest to BNP Paribas), as administrative agent (in such capacity, the “Administrative Agent”) and as issuing lender (in such capacity, the “Issuing Lender”).  Each capitalized term defined in the Credit Agreement and used herein without definition shall have the meaning assigned to such term in the Credit Agreement, unless expressly provided to the contrary.

B. The Lenders wish to, subject to the terms and conditions of this Amendment, amend the Credit Agreement as provided herein.

THEREFORE, the Borrower, the Guarantors, the Administrative Agent, the Issuing Lender, and the Lenders hereby agree as follows:

Section 1.                                          Defined Terms.  As used in this Amendment, each of the terms defined in the opening paragraph and the Recitals above shall have the meanings assigned to such terms therein.

Section 2.                                          Other Definitional Provisions.  Article, Section, Schedule, and Exhibit references are to Articles and Sections of and Schedules and Exhibits to this Amendment, unless otherwise specified.  All references to instruments, documents, contracts, and agreements are references to such instruments, documents, contracts, and agreements as the same may be amended, supplemented, and otherwise modified from time to time, unless otherwise specified.  The words “hereof”, “herein”, and “hereunder” and words of similar import when used in this Amendment shall refer to this Amendment as a whole and not to any particular provision of this Amendment.  The term “including” means “including, without limitation,”.  Paragraph headings have been inserted in this Amendment as a matter of convenience for reference only and it is agreed that such paragraph headings are not a part of this Amendment and shall not be used in the interpretation of any provision of this Amendment.

Section 3.                                          Amendments to Credit Agreement.

(a)                                  Section 1.01 of the Credit Agreement is hereby amended by restating the definition of “Issuing Lender” in its entirety with the following:

“Issuing Lender” means KeyBank National Association and any successor issuing lender or additional issuing lender pursuant to Section 9.06.

(b)                                 The Credit Agreement is hereby amended by adding the following new Section 1.06 to the Credit Agreement:

Section 1.06                            Issuing Lenders.  In the event that, pursuant to Section 9.06 below, multiple Issuing Lenders are appointed under this Credit Agreement, all references to “Issuing Lender” shall refer to all Issuing Lenders collectively, “any Issuing Lender” or “the applicable Issuing Lender” as the situation may require.

(c)                                  Section 2.07(a)(i) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

(i)                                  if such issuance, increase, or extension would cause the Letter of Credit Exposure to exceed the lesser of (A) $100,000,000 and (B) an amount equal to the lesser of (1) the aggregate Commitments at such time and (2) the Borrowing Base in effect at such time minus, in each case under this clause (B), the sum of the aggregate outstanding principal amount of all Advances at such time;

(d)                                 Section 2.07(b) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

(b)                               Participations.  Upon the date of the issuance or increase of a Letter of Credit, the Issuing Lender shall be deemed to have sold to each other Lender and each other Lender shall have been deemed to have purchased from the Issuing Lender a participation in the related Letter of Credit Obligations equal to such Lender’s Pro Rata Share at such date and such sale and purchase shall otherwise be in accordance with the terms of this Agreement.  The Issuing Lender shall promptly notify the Administrative Agent who shall promptly notify each such participant Lender by telephone, or facsimile of each Letter of Credit issued, increased, or extended and the actual dollar amount of such Lender’s participation in such Letter of Credit.

(e)                                  Section 2.07(c) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

(c)                                Issuing.  Each Letter of Credit shall be issued, increased, or extended pursuant to a Letter of Credit Application (or by telephone notice promptly confirmed in writing by a Letter of Credit Application), given by the Borrower not later than noon (Houston, Texas time) on the fifth Business Day before the date of the

2

proposed issuance, increase, or extension of such Letter of Credit (or such earlier day as shall be agreed by the Issuing Lender),  and the Issuing Lender shall promptly notify the Administrative Agent who shall give to each other Lender prompt notice thereof by telex, telephone, or facsimile.  Each Letter of Credit Application shall be delivered by facsimile or by mail specifying the information required therein; provided that if such Letter of Credit Application is delivered by facsimile, the Borrower shall follow such facsimile with an original by mail.  After the Issuing Lender’s receipt of such Letter of Credit Application (by facsimile or by mail) and upon fulfillment of the applicable conditions set forth in Article III, the Issuing Lender shall issue, increase, or extend such Letter of Credit for the account of the Borrower or applicable Subsidiary of the Borrower.  Each Letter of Credit Application shall be irrevocable and binding on the Borrower.

(f)                                    Section 2.08(b)(i)(B) of the Credit Agreement is hereby deleted in their entirety and replaced with the following:

(B) to the Issuing Lender, a fronting fee for each Letter of Credit issued by the Issuing Lender in an amount to be mutually agreed upon by the Issuing Lender and the Borrower.

(g)                                 Section 9.06 of the Credit Agreement is hereby amended by adding the following  new sentence to the end thereof:

The Administrative Agent may, with the consent of the Borrower and the Lender in question, appoint any Lender hereunder as an Issuing Lender in addition to KeyBank National Association or any successor of KeyBank National Association in such capacity.

Section 4.                                          Representations and Warranties.  The Borrower and each Guarantor represents and warrants that: (a) the representations and warranties contained in the Credit Agreement and the representations and warranties contained in the other Loan Documents are true and correct in all material respects on and as of the Effective Date as if made on and as of such date, except to the extent that any such representation or warranty expressly relates solely to an earlier date, in which case such representation or warranty is true and correct in all material respects as of such earlier date; (b) no Default has occurred and is continuing; (c) the execution, delivery and performance of this Amendment are within the corporate power and authority of such Person and have been duly authorized by appropriate corporate action and proceedings; (d) this Amendment constitutes the legal, valid, and binding obligation of such Person enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the rights of creditors generally and general principles of equity; (e) there are no governmental or other third party consents, licenses and approvals required in connection with the execution, delivery, performance, validity and enforceability of this Amendment; (f) the Liens under the Security Instruments are valid and subsisting and secure Borrower’s obligations under the Loan Documents; and (g) as to each Guarantor, it has no defenses to the enforcement of its Guaranty.

3

Section 5.                                          Conditions to Effectiveness.

(a)                                  This Amendment shall become effective on the Effective Date and enforceable against the parties hereto upon the occurrence of the following conditions precedent:

(i)                                     The Administrative Agent shall have received multiple original counterparts, as requested by the Administrative Agent, of this Amendment duly and validly executed and delivered by duly authorized officers of the Borrower, the Guarantors, the Issuing Lender and the Lenders.

(ii)                                  No Default shall have occurred and be continuing as of the Effective Date.

(iii)                               The representations and warranties in this Amendment shall be true and correct in all material respects.

(iv)                              The Borrower shall have paid all costs and expenses which have been invoiced and are payable pursuant to Section 10.04 of the Credit Agreement.

Section 6.                                          Acknowledgments and Agreements.

(a)                                  The Borrower acknowledges that on the date hereof all Obligations are payable without defense, offset, counterclaim or recoupment.

(b)                                 The Administrative Agent, the Issuing Lender and the Lenders hereby expressly reserve all of their rights, remedies, and claims under the Loan Documents.  Nothing in this Amendment shall constitute a waiver or relinquishment of (i) any Default or Event of Default under any of the Loan Documents, (ii) any of the agreements, terms or conditions contained in any of the Loan Documents, (iii) any rights or remedies of the Administrative Agent, the Issuing Lender or any Lender with respect to the Loan Documents, or (iv) the rights of the Administrative Agent, the Issuing Lender or any Lender to collect the full amounts owing to them under the Loan Documents.

(c)                                  Each of the Borrower, the Administrative Agent, the Issuing Lender and the Lenders does hereby adopt, ratify, and confirm the Credit Agreement, as amended hereby, and acknowledges and agrees that the Credit Agreement, as amended hereby, is and remains in full force and effect, and the Borrower acknowledges and agrees that its liabilities and obligations under the Credit Agreement, as amended hereby, are not impaired in any respect by this Amendment.

(d)                                 From and after the Effective Date, all references to the Credit Agreement and the Loan Documents shall mean such Credit Agreement and such Loan Documents as amended by this Amendment.

(e)                                  This Amendment is a Loan Document for the purposes of the provisions of the other Loan Documents.  Without limiting the foregoing, any breach of representations, warranties, and covenants under this Amendment shall be a Default or Event of Default, as applicable, under the Credit Agreement.

4

Section 7.                                          Reaffirmation of Guaranty.  Each Guarantor hereby ratifies, confirms, acknowledges and agrees that its obligations under its Guaranty are in full force and effect and that such Guarantor continues to unconditionally and irrevocably guarantee the full and punctual payment, when due, whether at stated maturity or earlier by acceleration or otherwise, of all of the Obligations, as such Obligations may have been amended by this Amendment, and its execution and delivery of this Amendment does not indicate or establish an approval or consent requirement by the Guarantor in connection with the execution and delivery of amendments, consents or waivers to the Credit Agreement or any of the other Loan Documents.

Section 8.                                          Counterparts.  This Amendment may be signed in any number of counterparts, each of which shall be an original and all of which, taken together, constitute a single instrument.  This Amendment may be executed by facsimile signature or signature delivered by other electronic means and all such signatures shall be effective as originals.

Section 9.                                          Successors and Assigns.  This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted pursuant to the Credit Agreement.

Section 10.                                   Invalidity.  In the event that any one or more of the provisions contained in this Amendment shall for any reason be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Amendment.

Section 11.                                   Governing Law.  This Amendment shall be deemed to be a contract made under and shall be governed by and construed in accordance with the laws of the State of Texas.

Section 12.                                   RELEASE.  THE BORROWER ACKNOWLEDGES THAT ON THE DATE HEREOF ALL OBLIGATIONS ARE PAYABLE WITHOUT DEFENSE, OFFSET, COUNTERCLAIM OR RECOUPMENT.  IN ADDITION, EACH OF THE BORROWER, THE GUARANTORS AND EACH OF THEIR RESPECTIVE SUBSIDIARIES (FOR THEMSELVES AND THEIR RESPECTIVE SUCCESSORS, AGENTS, ASSIGNS, TRANSFEREES, OFFICERS, DIRECTORS, EMPLOYEES, SHAREHOLDERS, ATTORNEYS AND AGENTS) HEREBY RELEASES ANY AND ALL CLAIMS, CAUSES OF ACTION OR OTHER DISPUTES IT MAY HAVE AGAINST THE ADMINISTRATIVE AGENT, THE ISSUING LENDER, ANY OF THE LENDERS, LEGAL COUNSEL TO THE ADMINISTRATIVE AGENT, THE ISSUING LENDER OR ANY OF THE LENDERS, CONSULTANTS HIRED BY ANY OF THE FOREGOING, OR ANY OF THEIR RESPECTIVE AFFILIATES, SUBSIDIARIES, SHAREHOLDERS, AGENTS, DIRECTORS, OFFICERS, EMPLOYEES, REPRESENTATIVES, SUCCESSORS OR ASSIGNS OF ANY KIND OR NATURE ARISING OUT OF, RELATED TO, OR IN ANY WAY CONNECTED WITH, THE CREDIT AGREEMENT OR THE LOAN DOCUMENTS, IN EACH CASE WHICH MAY HAVE ARISEN ON OR BEFORE THE DATE OF THIS AMENDMENT.  EACH OF THE BORROWER, THE GUARANTORS AND THEIR RESPECTIVE SUBSIDIARIES HEREBY ACKNOWLEDGES THAT IT HAS READ THIS AMENDMENT AND HAS CONFERRED WITH ITS COUNSEL AND ADVISORS REGARDING ITS CONTENT, INCLUDING THIS SECTION 12, AND IS FREELY AND VOLUNTARILY ENTERING INTO THIS AMENDMENT, AND HEREBY AGREES TO WAIVE ANY CLAIM THAT THE TERMS

5

OF THIS AMENDMENT (INCLUDING, WITHOUT LIMITATION, THE RELEASES CONTAINED HEREIN) ARE INVALID OR OTHERWISE UNENFORCEABLE.

Section 13.                                   Entire Agreement.  THIS AMENDMENT, THE CREDIT AGREEMENT AS AMENDED BY THIS AMENDMENT, THE NOTES, AND THE OTHER LOAN DOCUMENTS CONSTITUTE THE ENTIRE UNDERSTANDING AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND SUPERSEDE ANY PRIOR AGREEMENTS, WRITTEN OR ORAL, WITH RESPECT THERETO.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

[signature pages follow]

6

EXECUTED effective as of the date first above written.

BORROWER:	BONANZA CREEK ENERGY, INC.

	By:	/s/ Michael R. Starzer
Michael R. Starzer
President & Chief Executive Officer

GUARANTORS:
BONANZA CREEK ENERGY OPERATING COMPANY, LLC
By: Bonanza Creek Energy, Inc., its Manager

	By:	/s/ Michael R. Starzer
Michael R. Starzer
President & Chief Executive Officer

BONANZA CREEK ENERGY RESOURCES,
LLC

	By:	/s/ Michael R. Starzer
Michael R. Starzer
President & Chief Executive Officer

LIBERTY ENERGY COMPANY, LLC

	By:	/s/ Michael R. Starzer
Michael R. Starzer
President & Chief Executive Officer

Signature Page to Amendment No. 4

Bonanza Creek Energy, Inc.

BONANZA CREEK ENERGY MIDSTREAM,
LLC

By:	/s/ Michael R. Starzer
Michael R. Starzer
President & Chief Executive Officer

BONANZA CREEK ENERGY UPSTREAM
LLC

By:	/s/ Michael R. Starzer
Michael R. Starzer
President & Chief Executive Officer

HOLMES EASTERN COMPANY, LLC

By:	/s/ Michael R. Starzer

Michael R. Starzer
President & Chief Executive Officer

Signature Page to Amendment No. 4

Bonanza Creek Energy, Inc.

ADMINISTRATIVE AGENT/ ISSUING LENDER/LENDER:	KEY BANK NATIONAL ASSOCIATION, as Administrative Agent, Issuing Lender, and a Lender

	By:	/s/ Paul J. Pace
	Name:	Paul J. Pace
	Title:	Sr. Vice President

Signature Page to Amendment No. 4

Bonanza Creek Energy, Inc.

LENDER:	COMPASS BANK, as a Lender

	By:	/s/ Dorothy Marchand
	Name:	Dorothy Marchand
	Title:	Senior Vice President

Signature Page to Amendment No. 4

Bonanza Creek Energy, Inc.

LENDER:	SOCIÉTÉ GÉNÉRALE, as a Lender

	By:	/s/ Elena Robeive
	Name:	Elena Robeive
	Title:	Director

Signature Page to Amendment No. 4

Bonanza Creek Energy, Inc.

LENDER:	BMO HARRIS FINANCING, INC., as a Lender

	By:	/s/ Gumaro Tijerina
	Name:	Gumaro Tijerina
	Title:	Director

Signature Page to Amendment No. 4

Bonanza Creek Energy, Inc.

LENDER:	WELLS FARGO BANK. N.A., as a Lender

	By:	/s/ Jonathon Hemok
	Name:	Jonathon Hemok
	Title:	AVP

Signature Page to Amendment No. 4

Bonanza Creek Energy, Inc.

LENDER:	JPMORGAN CHASE BANK, N.A., as a Lender

	By:	/s/ Michael Kamauf
	Name:	Michael Kamauf
	Title:	Authorized Officer

Signature Page to Amendment No. 4

Bonanza Creek Energy, Inc.

LENDER:	ROYAL BANK OF CANADA, as a Lender

	By:	/s/ Mark Lumpkin, Jr.
	Name:	Mark Lumpkin, Jr.
	Title:	Authorized Signatory

Signature Page to Amendment No. 4

Bonanza Creek Energy, Inc.